UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2022

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

100 Washington Street, Suite 100

Reno, NV 89503

(Address of principal executive offices)

Tel: (775) 473-4744

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Any information required to disclosed in this Item 3.02 is hereby incorporated by reference to Item 8.01 below.

Item 8.01 OTHER EVENTS.

Series A Redemption

As previously reported on August 30, 2021, the Board of Directors of the Company authorized the redemption of all of the 500,000 outstanding shares of Series A Preferred Stock. As of January 27, 2022, all outstanding shares of Series A Preferred Stock have been returned to the Company’s transfer agent and cancelled on the Company’s books.

Series C Conversion

As of date of the report, all of the holders of American Battery Technology Company’s (the “Company”) Series C Preferred Stock (the “Series C Holders”) have converted their shares into common stock, par value $.001 (“Common Stock”) or have been mailed notices that their shares of Series C Preferred Stock (“Mandatory Conversion Notices”) will be converted to Common Stock. Since October 1, 2021, the Company has issued 3,216,000 shares of Common Stock in conversion of the Series C shares (included those shares to be issued in connection with the Mandatory Conversion Notices).

Upon deemed receipt of the Mandatory Conversion Notices, all shares of Series C Preferred Stock still outstanding will be cancelled by the Company and no shares of Series C Preferred Stock will remain outstanding. In addition, at such time, the Company will not have any outstanding shares of any other class of Preferred Stock.

The shares of Common Stock issued in exchange for the Series C Preferred Stock were not registered and were issued pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. No commission or other remuneration was paid or given directly or indirectly for solicitation of the exchange. The Company received no cash proceeds from the exchange.

Dividend Payment

The Board of Directors of the Company have approved a dividend to the Series C Holders representing an 8% dividend (the “Series C Dividend”) on the stated value of the Series C Preferred Stock from the date the shares were issued through the date of conversion into Common Stock. The aggregate amount of the Series C Dividends to be paid by the Company is $125,700 and will be paid to the Series C Holder that held such stock immediately prior to each respective conversion. The Series C Dividend is expected to be paid by the Company February 9, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: February 2, 2022	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer

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